DISCONTINUED OPERATIONS (The Condensed Cash Flows Of Qufan) (Details) - Qufan [Member] $ in Thousands	6 Months Ended
Jun. 30, 2021 USD ($)
Net cash used in operating activities	$ (2,798)
Net cash (used in) provided by investing activities	799
Net cash provided by (used in) financing activities	(26,117)
Effect of Exchange Rate on Cash, Cash Equivalents, Restricted Cash, and Restricted Cash Equivalents, Disposal Group, Including Discontinued Operations	$ (10)